Janus Investment Fund

Janus Henderson Government Money Market Fund

American Cancer Society Support – Class N Shares

Supplement dated January 31, 2025

to Currently Effective Statement of Additional Information

The Board of Trustees of Janus Investment Fund authorized a new expense limitation agreement for Janus Henderson Government Money Market Fund (the “Fund”), effective on December 9, 2024, wherein Janus Henderson Investors US LLC (the “Adviser”) has agreed to waive and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.20% for at least a one-year period through December 31, 2025.

In response to the above changes, the Fund’s statement of additional information (“SAI”) is revised as follows:

1.	Under “Investment Adviser – Janus Henderson Investors US LLC” in the Investment Adviser and Administrator section of the Fund’s SAI, the following replaces the third paragraph in its entirety:

The Advisory Agreement provides that the Adviser will furnish continuous advice and recommendations concerning the Fund’s investments and provide certain other advisory-related services. The Adviser also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. For serving as administrator, American Cancer Society Support – Class N Shares pays the Adviser an annual fee rate of 0.02%. The Adviser uses this fee to pay for administration costs such as fund accounting services; provision of office facilities and personnel necessary to carry on the business of the Fund; preparation and filing of all documents necessary to obtain and maintain registration and qualification of the shares of each class with the SEC and state securities commissions; clerical, recordkeeping and bookkeeping services; preparation of reports for distribution to shareholders of the Fund; preparation of prospectuses, statements of additional information and proxy statements for the Fund or any class of shares thereof; preparation and filing of the Fund’s required tax reports; and preparation of materials for meetings of the Trustees and their Committees. In addition, the Adviser also uses the fee to pay for, among others, custody, transfer agency and shareholder servicing; preparation and review of contracts to which the Fund is a party; and monitoring and reporting to Fund officers the Fund’s compliance with the Fund’s investment policies and restrictions. These costs are separate from fees related to advisory services.

2.	Under “Investment Adviser – Janus Henderson Investors US LLC” in the Investment Adviser and Administrator section of the Fund’s SAI, the following replaces the ninth paragraph in its entirety:

The Adviser has contractually agreed to waive and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.20% for at least a one-year period through December 31, 2025. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.

The Adviser may voluntarily waive and/or reimburse the advisory fees and/or administration fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Any such waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Fund will maintain a positive yield.

The American Cancer Society® does not endorse any service or product. Shares of the Fund are not sponsored, endorsed, or promoted by the American Cancer Society®, and the American Cancer Society® is not an investment adviser or service provider to the Fund, Janus Investment Fund, or Adviser.

Please retain this Supplement with your records.